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                                                                EXHIBIT 10.38(d)
                                                                ----------------

                           FOURTH AMENDMENT AGREEMENT
                           --------------------------


     AGREEMENT, dated as of September 24, 1999, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").

     B. The Borrower has requested that the Lender increase, from $3,000,000 to $10,000,000, the amount permitted to be used for the repurchase of publicly traded Capital Stock of the Parent.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.  Modifications. All the terms and provisions of the Credit Agreement and
         -------------
the other Loan Documents shall remain in full force and effect except as follows:

          (a) Section 6.2(f) of the Credit Agreement is deleted and the
              --------------
     following is substituted therefor:

               (f) Acquisition of Capital Stock of the Borrower.  Purchase,
                   --------------------------------------------
          acquire, redeem or retire or make any commitment to purchase, acquire, redeem or retire any of the Capital Stock of the Borrower, whether now or hereafter outstanding, except that the Borrower may expend up to the aggregate amount of $10,000,000 in connection with the repurchase of publicly traded Capital Stock of the Parent, provided that at the time of, and immediately after giving effect to such repurchase, (i) no Default or Event of Default then exists or will result therefrom,
          (ii) the Borrower shall have Borrowing Availability of not less than $5,000,000, and (iii) the Borrower pays to the Lender an amount equal to the Stock Buyback Usage Fee.

          (b) The definition of "Fees" contained in Annex A to the Credit
                                 ----
     Agreement is deleted and the following is substituted therefor:

               "Fees" means the Closing Fee, the Letter of Credit Fees, the
                ----
          Early Termination Fee, the Collateral Monitoring Fee, the Unused Facility Fee, the Stock Buyback Usage Fee and the Transaction Expenses; all Fees shall be computed on the actual number of days elapsed in a year of 360 days, where applicable, and the Borrower acknowledges and agrees that the Lender shall have the right to charge the Fees to the Working Capital Revolving Loan Account.

          (c) The following is added after the definition of "Solvency Certificate" contained in Annex A to the Credit Agreement:

               "Stock Buyback Usage Fee" means an amount equal to one-quarter of
                -----------------------
          one percent (0.25%) of the amount by which the proceeds of the Working Capital Revolving Loan used by the Borrower to effect the repurchase of publicly traded Capital Stock of the Parent pursuant to Section 6.2(f)

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          exceed the sum of (x) $3,000,000 and (y) the aggregate of amounts previously expended under Section 6.2(f).

     2.  Modification Fee.  In consideration of the Lender's execution, delivery
         ----------------
and performance of this Agreement, including, without limitation, the increase of the amount permitted to be used for the repurchase of publicly traded Capital Stock of the Parent, the Borrower is simultaneously paying to the Lender the amount of $25,000 in immediately available funds (the "Modification Fee").

     3.  Conditions Precedent. The Lender's obligations under this Agreement are
         --------------------
contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a) Amendment Agreement.  This Agreement duly executed by the parties
              -------------------
     hereto;

          (b) Modification Fee.  The payment to the Lender of the Modification
              ----------------
     Fee; and

          (c) Other.  Such other agreements and instruments as the Lender shall
              -----
     require.

     4.  Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
         -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     5.  Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
         ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

     6.  Reaffirmation of Collateral.  The Borrower reaffirms the liens,
         ---------------------------
security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     7.  Other Representations By Borrower and Guarantors.  The Borrower and
         ------------------------------------------------
each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     8.  No Waiver By Lender.  The Borrower and each Guarantor acknowledges that
         -------------------
(a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower

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under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

The parties have executed this Agreement as of the date first above written.

                                Borrower:
                                --------

                                BUTLER SERVICE GROUP, INC.

                                By  /s/ Michael C. Hellreigel
                                    -------------------------
                                        Michael C. Hellriegel
                                Title:  SeniorVice President - Finance

                                Parent:
                                ------

                                BUTLER INTERNATIONAL, INC.


                                By  /s/ Michael C. Hellriegel
                                    -------------------------
                                        Michael C. Hellriegel
                                Title:  Senior Vice President - Finance

                                Subsidiaries:
                                ------------

                                BUTLER TECHNOLOGY SOLUTIONS, INC.


                                By  /s/ Michael C. Hellriegel
                                    -------------------------
                                Name:   Michael C. Hellriegel
                                Title:  Senior Vice President and Chief
                                        Financial Officer

                                BUTLER TELECOM, INC.


                                By  /s/ Michael C. Hellriegel
                                    -------------------------
                                Name:   Michael C. Hellriegel
                                Title:  Senior Vice President and Chief
                                        Financial Officer

                                BUTLER SERVICES, INC.


                                By  /s/ Michael C. Hellriegel
                                    -------------------------
                                Name:   Michael C. Hellriegel
                                Title:  Senior Vice President and Chief
                                        Financial Officer

                                BUTLER UTILITY SERVICE, INC.


                                By  /s/ Michael C. Hellriegel
                                    -------------------------
                                Name:   Michael C. Hellriegel
                                Title:  Senior Vice President and Chief
                                        Financial Officer

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                                  Lender:
                                  ------

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By  /s/ Martin Greenberg
                                      --------------------
                                  Name:  Martin Greenberg
                                  Title: Duly Authorized Signatory

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